UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 14, 2007

EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.
(Exact Name of Each Registrant as Specified in Their Charters)

	001-32701	20-3738384
Delaware	333-127115	20-2076535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2007, the Board of Directors (the “Board”) of Emergency Medical Services Corporation (“EMSC”) granted Todd G. Zimmerman, EMSC’s General Counsel and Executive Vice President, 20,000 shares of restricted stock (the “Restricted Shares”) pursuant to EMSC’s Long-Term Incentive Plan.  The Restricted Shares will vest pro rata over three years from the date of grant.  Mr. Zimmerman’s equity award agreement will state various terms of the grant, and such terms are expected to be consistent with the description in EMSC’s Proxy Statement for the 2007 Annual Stockholder Meeting.

On June 14, 2007, the Board also approved an amendment to the Employment Agreement, dated December 6, 2004, between EMSC and its Chairman and Chief Executive Officer, William A. Sanger.  Under the terms of the amendment, if EMSC terminates Mr. Sanger’s employment without cause, or if Mr. Sanger terminates his employment under certain circumstances following a change in control of EMSC, Mr. Sanger will be entitled to a pro rata portion of his bonus, provided that the performance targets for that year have been met.  The amendment makes these provisions of Mr. Sanger’s employment agreement consistent with corresponding provisions in the employment agreements for a majority of EMSC’s other named executive officers.

Section 7 — Regulation FD.

Item 7.01            Regulation FD Disclosure.

On June 14, 2007, the Board approved the following Board committee assignments:

The Audit Committee is comprised of Michael L. Smith (Chair), Paul B. Iannini, M.D. and James T. Kelly.

The Compensation Committee is comprised of James T. Kelly (Chair), Robert M. Le Blanc and Michael L. Smith.

The Corporate Governance and Nominating Committee is comprised of Steven B. Epstein (Chair), Don S. Harvey, Paul B. Iannini, M.D., James T. Kelly, Robert M. Le Blanc, William A. Sanger and Michael L. Smith.

The Compliance Committee is comprised of Robert M. Le Blanc (Chair), Steven B. Epstein, James T. Kelly and Michael L. Smith.

The information in “Section 7 — Regulation FD” of this report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. Such information shall not be deemed to constitute an admission that the information contains material information required to be furnished by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

	By:	/s/ Todd G. Zimmerman
June 20, 2007		Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)

	By:	Emergency Medical Services Corporation, its General Partner

	By:	/s/ Todd G. Zimmerman
June 20, 2007		Todd G. Zimmerman
Executive Vice President and General Counsel